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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               450 Fifth Street NW
                             Washington, D.C. 29549

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                                    Form 8-K

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                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):          May 24, 2006
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                                  First Bancorp
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             (Exact Name of Registrant as Specified in its Charter)

       North Carolina                   0-15572                 56-1421916
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                File Number)        Identification Number)

341 North Main Street, Troy, North Carolina                        27371
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 (Address of Principal Executive Offices)                        (Zip Code)

                                 (910) 576-6171

              (Registrant's telephone number, including area code)
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                                 Not Applicable

          (Former Name or Former Address, if changed since last report)
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                                  First Bancorp
                                      INDEX

                                                                       Page
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Item 7.01 - Regulation FD Disclosure                                     3

Item 9.01 - Financial Statements and Exhibits                            3

Signatures                                                               4

Exhibit 99 (a) News Release dated May 24, 2006                           5

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Item 7.01 -- Regulation FD Disclosure

      On May 24, 2006, the Registrant issued a news release to announce that its Board of Directors had declared a cash dividend of 18 cents per share payable on July 25, 2006 to shareholders of record as of June 30, 2006. The 18 cents per share dividend rate represents a 5.9% increase over the dividend rate declared in the same period of 2005. The news release is attached hereto as Exhibit 99(a) and is incorporated by reference.



Item 9.01 - Financial Statements and Exhibits

      Exhibit 99(a) - News Release dated May 24, 2006



Disclosures About Forward Looking Statements


      The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as "expects," "anticipates," "believes," "estimates," "plans," "projects," or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Company's customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions.

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                                   Signatures

     Pu rsuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           First Bancorp


           May 24, 2006            By:     /s/ James H. Garner
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                                           James H. Garner
                                           President and Chief Executive Officer

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